UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2026
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001651588

Citigroup Commercial Mortgage Trust 2015-GC33

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number: 0001592182)

KGS-Alpha Real Estate Capital Markets, LLC

(Central Index Key Number: 0001499542)

RAIT Funding, LLC

(Central Index Key Number: 0001587045)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-189017-11 (Commission File Number of the issuing entity)	47-5176815 47-5216649 47-7328772 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 26th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Decoration & Design Building mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2015-GC33 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of August 1, 2015 (the “CGCMT 2015-P1 PSA”), by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian, which governs the issuance of the Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1. The CGCMT 2015-P1 PSA was filed as Exhibit 4.3 to the registrant's Current Report on Form 8-K/A dated September 29, 2015, and filed by the registrant on October 21, 2015, under Commission File No. 333-189017-11.

Effective as of April 22, 2026, LNR Partners, LLC has been terminated as special servicer with respect to Decoration & Design Building loan combination under the CGCMT 2015-P1 PSA, and Green Loan Services LLC has been appointed to act as successor special servicer with respect to Decoration & Design Building loan combination under the CGCMT 2015-P1 PSA. A copy of the related Acknowledgment and Assumption of Proposed Special Servicer dated April 22, 2026 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement dated as of September 1, 2015 relating to the Issuing Entity, filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A dated September 29, 2015, and filed by the registrant on October 21, 2015, under Commission File No. 333-189017-11.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Assumption of Proposed Special Servicer, dated April 22, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: April 23, 2026